EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IRIDEX Corporation (the "Company") on Form 10-Q for the quarter ending July 3, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Theodore A. Boutacoff, Chief Executive Officer, and Larry Tannenbaum, Chief Financial Officer, of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 17, 2004


                    By:  /s/  THEODORE  A.  BOUTACOFF
                    --------------------------------------------------
                    Name:  Theodore A. Boutacoff
                    Title: President and  Chief Executive Officer
                             (Principal Executive Officer)

Date:  August 17, 2004

                    By:  /s/  LARRY TANNENBAUM
                    --------------------------------------------------
                    Name:  Larry Tannenbaum
                    Title: Chief Financial Officer and Vice President,
                            Administration
                    (Principal Financial and Accounting Officer)


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